Exhibit 99.1

 Pioneering Innovative Treatments for Fibrotic DiseasesCorporate Overview | Non-Confidential | November 2021

 Forward Looking Statements  This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements include, among other things, statements regarding the clinical development pathway for CM-101; the future operations of Chemomab and its ability to successfully initiate and complete clinical trials and achieve regulatory milestones; the nature, strategy and focus of Chemomab; the development and commercial potential and potential benefits of any product candidates of Chemomab; and that the product candidates have the potential to address high unmet needs of patients with serious fibrosis-related diseases and conditions. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements are based upon Chemomab’s current expectations. Forward-looking statements involve risks and uncertainties.Because such statements deal with future events and are based on Chemomab’s current expectations, they are subject to various risks and uncertainties and actual results, performance or achievements of Chemomab could differ materially from those described in or implied by the statements in this presentation, including: the uncertain and time-consuming regulatory approval process; risks related to Chemomab’s ability to correctly manage its operating expenses and its expenses; Chemomab’s plans to develop and commercialize its product candidates, including CM-101; the timing of initiation of Chemomab’s planned clinical trials; the timing of the availability of data from Chemomab’s clinical trials; the timing of any planned investigational new drug application or new drug application; Chemomab’s plans to research, develop and commercialize its current and future product candidates; the clinical utility, potential benefits and market acceptance of Chemomab’s product candidates; Chemomab’s commercialization, marketing and manufacturing capabilities and strategy; Chemomab’s ability to protect its intellectual property position; and the requirement for additional capital to continue to advance these product candidates, which may not be available on favorable terms or at all. Additional risks and uncertainties relating to Chemomab’s and its business can be found under the caption “Risk Factors” and elsewhere in Chemomab’s filings and reports with the SEC. Chemomab expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Chemomab’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This presentation (“Presentation”) is for informational purposes only and does not constitute an offer to sell, solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Chemomab. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any other information contained herein. All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have changed since the issuance of this document. Any data on past performance, modeling contained herein is not an indication as to future performance. Chemomab assume no obligation to update the information in this Presentation. Chemomab does not accept any liability whatsoever for any losses arising from the use of this Presentation or reliance on the information contained herein. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. This Presentation is being provided for use only by the intended recipient.

   Discovery and development of innovative therapeutics for rare inflammatory and fibrotic diseases with high unmet need  CM-101, a first-in-class CCL24 neutralizing monoclonal antibody targeting:Primary Sclerosing Cholangitis (PSC)Systemic Sclerosis (SSc)Liver fibrosis (MoA*)  Conducting 2 Phase 2 clinical trials with 3rd Phase 2 trial expected to initiate in 1Q22First clinical readouts targeted for 2022 expected to drive multiple value inflections   Global patent exclusivity through 2041. Granted composition of matter patent with multiple additional patents pending.     Investment Highlights  Clinical Stage Biotech Company Focused on Inflammatory-Fibrotic Diseases  Cormorant Asset Management  Cash and equivalents of $67M as of June 30, 2021, enabling runway through mid-2023  Focus  CM-101:A Pipeline in A Product  Near-Term Catalysts  Robust IP Portfolio  Top Tier Investors  Solid Balance Sheet  *MoA – Mechanism of Action

                 Experienced Management    ARNON AHARON, MDChief Medical Officer  DALE PFOST, PhD Chief Executive Officer  SHARON ELKOBIVP Business Development  MICHAL SEGAL-SALTO, PhDVP Research and Development      DON MARVINChief Financial Officer, EVP and COO      ADI MOR, PhDCo-founder & Chief Scientific Officer

 Stephen Squinto, PhD Chairman of the Board  Adi Mor, PhDCo-founder & Chief Scientific Officer  Dale Pfost, PhD Chief Executive Officer  Neil Cohen, MADirector  Nissim Darvish, MD, PhDDirector  Joel Maryles, CFA, MBADirector  Alan Moses, MD Director  Claude Nicaise, MDDirector  Board of Directors  Scientific Advisory Board (partial)  Prof. Marco Matucci-Cerinic, MD, PhDDirector of the Division of Rheumatology, University of Florence, Italy  Scott L. Friedman, MDDean for Therapeutic Discovery and Chief, Division of Liver Diseases, Mount Sinai, NY, USA  Prof. Dinesh Khanna MD, MBBS, MScDirector of the Scleroderma Program, University of Michigan, Ann Arbor, Michigan, USA  Massimo Pinzani, MD, PhD, FRCP Sheila Sherlock Chair of Hepatology, Director UCLInstitute for Liver and Digestive Health, RFH, London, UK  Gideon Hirschfield, MA MB PhDLily and Terry Horner Chair in Autoimmune Liver Disease, University of Toronto, Toronto General Hospital, Canada  Prof. Francesco Del Galdo, MD, PhDHead of the Scleroderma Program at NIHR, University of Leeds, UK  Experienced Leadership

 Program  Indication  Target  Discovery  Preclinical  Phase 1  Phase 2  Status  CM-101  Primary Sclerosing Cholangitis   CCL24          Enrolling PatientsTop Line Data 2H 2022  CM-101  Systemic Sclerosis  CCL24          Initiation Expected In 1Q 2022  CM-101  Liver Fibrosis (MoA*)  CCL24          Enrolling PatientsTop Line Data 1H 2022  Next-gen  Fibrosis  Screening          In Progress  CM-101: Pipeline in a Product  Addressing Fibrotic Diseases with High Unmet Need     Orphan designation granted from FDA and EMA  Orphan designation granted from FDA and EMA  Mechanism of Action & SC Route of Administration (in NASH patients)    *MoA – Mechanism of Action

 CCL24 is a Novel Therapeutic Target for Fibrosis  Critical Mediator Promoting Inflammation and Fibrosis  CCL24      CCR3    CCL24-regulated cellsFibroblasts (liver, lung and skin), Immune and Epithelial cells  Immune cell recruitment  Fibroblast activation  Tissue scarring, inflammatory-mediated damage, collagen deposition  Positive Feedback Loop  Organ failure  Damaged tissue CCL24 Secretion   CCL24-secreting cellsImmune (M2 Macrophages, monocytes) and Epithelial cells  Dual role in promoting fibrosisdirectly activates fibroblastsenhances local immune cell recruitmentUnique and differentiated activityex vivo and in vivo data confirms unique role vs other CCLscorrelates with disease outcome and fibrotic biomarkers Minor expression in healthy tissuesignificantly elevated in liver, skin, lung fibrotic tissue wide therapeutic marginPositive feedback loop potentiates tissue damageresponsible for initiation and perpetuation of fibrosis

       CCR3  Immune cell recruitment  Fibroblast activation & proliferation      CCL24  CM-101  Fibrosis  Inflammation    CM-101: A First-in-Class mAb Blocking CCL24  Dual Mechanism of Action Interfering with the Core Fibrotic Pathways    CM-101 attenuates inflammation and fibrosis by inhibiting fibroblast activation and immune cell recruitment  CM-101 Inhibits Primary Hepatic Fibroblast Activation  CM-101 Reduces In-vivo Monocyte Recruitment

         Strong Preclinical Evidence of CM-101 via CCL24 Inhibition  Significant Attenuation of Fibrosis & Inflammation Across a Wide Range of Models  Primary sclerosing cholangitisANIT induced cholestasis-chronic and acute (mice)Bile duct ligation (rat)MDR2 knock-out (mice)Systemic sclerosisBleomycin-induced skin fibrosis (mice)Bleomycin induced lung fibrosis (mice)Liver FibrosisTAA induced liver fibrosis (rat and mice)Liver metabolism and inflammationSTAM (mice)MCD diet induced NASH (mice)AtherosclerosisApoE knock out model (mice)  Proof of Concept\Animal Models  Mechanism of Action  Ex-Vivo (Patient Samples)Primary sclerosing cholangitisBiomarker correlationsOverexpression of CCL24 and CCR3Systemic SclerosisFibrotic biomarkers correlationDisease deterioration correlationOverexpression of CCL24 and CCR3 Liver Fibrosis (NASH)Disease severity correlationOverexpression of CCL24 and CCR3In-Vivo (Knockout Animal Models)Systemic SclerosisCCL24 knock out vs. WT in Bleomycin induced skin fibrosis model (mice)Liver metabolism and inflammation CCL24 knockout vs. WT in MCD-induced NASH (mice)  CCL24 Target Validation  Short-term GLP in rodentsLong-term GLP in Non-human primatesEx-vivo safety: ADCC, CDC, cytokine secretionTissue cross reactivity  Toxicology    CM-101 effects on fibroblast activationDermal, Hepatic and Lung fibroblast activationDermal and liver fibroblast transition to myofibroblastsHepatic fibroblast motilityCM-101 effects on immune cells migration and recruitmentDermal fibroblast migrationMonocyte polarizationMonocyte recruitment

   Double-Blind, Randomized Escalating Dose (N=32)  CM-101 0.75 mg/kg IV or placebo (n=8)  CM-101 2.5 mg/kg IV or placebo (n=8)  CM-101 5 mg/kg IV or placebo (n=8)  CM-101 10 mg/kg IV or placebo (n=8)    Double-Blind, Randomized Single Dose (N=8)  CM-101 5 mg/kg SC or placebo (n=8)  IV Phase I  End of 42 days follow-up period  SC Phase I    End of 42 days follow-up period  Screening period (up to 28 days)  Follow-up period (6 weeks)  n=40 healthy volunteers     Phase Ia Results  CM-101 was safe and well tolerated at all tested doses up to 10 mg/kg and for both formulations All drug related AEs were classified as mild with no SAEs reportedAverage half-life of 19-21 days (for IV and SC), supports long interval administration once every 2-4 weeksDose-dependent target engagement measured by serum CCL24 levelsComparable target engagement & PK profiles for the SC and IV formulations  IV - Intravenous; SC - Subcutaneous   Single Ascending Dose Study Shows CM-101 to be Safe and Well Tolerated in Healthy Volunteers

       Wk 15End of treatment  Wk 18End of study  Double-Blind, Randomized Escalating Dose (N=16)  CM-101 2.5 mg/kg IV or placebo (n=8)  CM-101 5 mg/kg SC or placebo (n=8)  Phase Ib  Day 0Randomization    Study population: NAFLD patients with normal liver functionMultiple CM-101 administrations were safe and well tolerated using both IV and SC formulationsMost frequently reported AEs were mild with no drug-related SAEs reportedFavorable t1/2, supports long dosing interval (Q2W - Q4W)  Phase Ib Results  Multiple Administration Study Showed CM-101 to be Safe & Well Tolerated in NAFLD Patients   IV - Intravenous; SC – Subcutaneous; Wk - week  Study Design   Tested doses - 2.5 mg/kg IV infusion and 5 mg/kg SC injection 5 repeated administrations per patient; Q3WPrimary endpoint - safety and tolerability

         Phase Ib: Confirms CM-101 Anti-Fibrotic Mechanism in Humans  Demonstrated Biomarker Improvement with Dose-Dependent PK-Target Engagement  PK-Target Engagement   PK-PD 2.5mg/kg IV  PK-PD 5mg/kg SC  Liver Stiffness Relative change from baseline (%)  Nordic Biosciences , Denmark   Fibrotic Biomarkers Improved*  FibroScan™  ProC4  *Concordant results across 6 relevant fibrotic markers  TIMP1  ElastographyDecreased  Relative change from baseline (%)  EOT  EOT  ProC4-Procollagen 4TIMP1-Tissue inhibitor of metallopeptidase 1EoT-End of Treatment

 CM-101 for the Treatment of Primary Sclerosing Cholangitis

   Source: Johns Hopkins Medicine   Primary Sclerosing Cholangitis (PSC)   PSC is a rare, chronic liver disease characterized by progressive course of cholestasis with inflammation and fibrosis of the intrahepatic and extrahepatic bile ducts leading to end-stage liver disease and cirrhosisDiagnosis is most often between the age of 30 and 40 years; Predominantly affect men (2:1 male:female ratio)No FDA approved drug; Liver transplant is the only therapy with curative potentialMedian Survival of 10-12 years with no intervention~77K patients in 7 major markets  Lazaridis et al. Primary Sclerosing Cholangitis., N Engl J Med. 2016 James H et al.Primary Sclerosing Cholangitis, Part 1: Epidemiology, Etiopathogenesis, Clinical Features, and Treatment Gastroenterology & Hepatology 20187 Major Markets – USA, 5EU (UK, Germany, France, Italy, Spain), Japan   Characterized by High Morbidity and Mortality

     CCL24 serum level in PSC patients    Healthy Liver  Collaboration with RFH, UK      PSC Liver  CCL24 STAINING  CCL24 expression is significantly and selectively elevated in PSC livers  CCL24 level in healthy vs PSC patients' livers tissues   CCL24 correlates with ELF in PSC patients with elevated ALP  CCL24 Plays a Key Role in PSC  Clinical Relevance of CCL24 in PSC Pathophysiology is Supported by Patient Samples  ELF – Enhanced Liver Fibrosis; ALP – Alkaline Phosphatase  CCL24 overexpressed in bile epithelial cells  Enhanced Liver Fibrosis (ELF) test reflects fibrosis and predicts clinical outcomes in PSC1  1. M. Vesterhus et al. Hepatology, 62 (1) (2015), pp. 188-197  CM-101 MoA guided the selection of ELF and ALP as primary endpoints in Phase II

 % Fibrosis (sirius red staining)  82% reduction      Col1A1Col3A1TIMP1ACTA2TGF-β  ALTASTALP    Liver enzymes  Pro-fibrotic genes    CM-101 Reduces Liver Fibrosis by 82%  Segal-Salto et al, JHEP reports 2020TAA- Thioacetamide  Reduced Liver Collagen in TAA Liver Fibrosis Rat Model Using Therapeutic Design  HEALTHY   TAA  SIRIUS RED (COLLAGEN)  TAA+ CM-101

   CM-101 Ameliorates Liver Injury and Fibrosis in PSC   Cholestasis, Inflammation and Fibrosis are Reduced in the MDR2 Knockout Model in Mice    Macrophages (IBA1)  Mdr2 -/- + CM-101    Cholangiocytes (panck)    Sirius Red  Mdr2 -/-  Mdr2 -/-  Reduced Macrophage Number  Mdr2 -/- + CM-101  Mdr2 -/-  Mdr2 -/- + CM-101  CM-101 interferes with the core pathways that drive PSC  Decreased Bile Epithelial Cell Proliferation  Attenuated Liver Collagen Deposition

 Phase 2 Trial in Primary Sclerosing Cholangitis  Enrolling Patients; Orphan Drug Designation Granted by FDA and EMA  Key inclusion/exclusion criteria:   Primary endpoints:   Serum alkaline phosphatase - change from baseline to W15ELF score - change from baseline to W15 Secondary endpoints: Fibrotic biomarkers and liver enzymes, e.g., AST, ALT, Pro-C3, Pro-C5 - change from baseline to W15 PK, Anti-Drug AntibodyPD parameters  Adults with large duct PSC of more than 24 weeks duration diagnosed via MRCP/ERCPALP > 1.5 ULNStable IBD is allowed Stable Ursodeoxycholic Acid (UDCA) treatment is allowed No cirrhosis of liverNo liver transplantation        Clinicaltrials.gov: NCT04595825  Territories: US, UK, Germany, Spain, Israel Number of sites: ~45 First data readout expected 2H2022

 CM-101 for the Treatment of Systemic Sclerosis

     Systemic Sclerosis (SSc)   Rare autoimmune rheumatic disease characterized by inflammation and fibrosis of the internal organs as well as vasculopathyAge of diagnosis 30-50 years, Predominantly affects women (3:1 female:male ratio)There is no approved disease modifying drug; Treatments focus on managing disease symptoms (Nintedanib, Tocilizumab)Median Survival of 10 years - the highest mortality rate among the systemic rheumatic diseasesPulmonary involvement is the leading cause of death~170K patients in 7 major markets  Global data; Bergamasco et al., Clin Epidemiol. 2019; 11: 257–2737 Major Markets – USA, 5EU (UK, Germany, France, Italy, Spain), Japan   Most Lethal Among Systemic Rheumatic Diseases  Source:

       CCL24: A Critical Node Potentiating Systemic Sclerosis (SSc)  Clinical Relevance of CCL24 in SSc Pathophysiology is Supported by Patient Samples  dSSc – diffuse systemic sclerosisMor A et al., Annals of Rheumatic Diseases, 2019***p ≤0.001     CCL24 overexpressed in skin and serum samples of dSSc Patients compared to healthyCCL24 correlates with disease progression and fibrotic biomarkers  ***  SSc Skin  Collaboration with University of Florence  Healthy Skin  CCL24 serum level correlates with worsening of lung functions  CCL24 is highly elevated in dSSc population  Patient samples support the targeted patient population and clinical trial endpoints

     CCL24 Blockade is Singularly Sufficient to Attenuate Fibrosis  Knocking Out the CCL24 Gene Attenuates Inflammation and Fibrosis in SSc Bleomycin Experimental Model  Mor A et al., Annals of Rheumatic Diseases, 2019BLM – Bleomycin; WT - Wild type; KO – Knockout, BAL- Bronchoalveolar lavage, PBS- Phosphate-buffered saline *p ≤0.05   WT-PBS  CCL24 KO-PBS  WT-BLM  CCL24 KO-BLM  Fold increase expression   α SMA expression in skin lesions  Dermal thickness  Dermal thickness compared to average control groups  *  *  # cells infiltrating to BAL  Immune cell lung infiltration   *  WT-BLM  CCL24KO-BLM

     CM-101 Profoundly Reduces Skin and Lung Fibrosis in SSc  Experimental Models Relevant to Systemic Sclerosis Using Prevention and Therapeutic Designs  Mor et al, Annals of Rheumatoid Diseases, 2019**p ≤0.01; *p ≤0.05. BLM - bleomycin; IT - Intratracheal; SC – SubcutaneousIgG - Immunoglobulin G   Attenuates skin and lung fibrosis levels in bleomycin induced models using treatment modeDemonstrates a dose dependent attenuation of fibrosisReduces lung collagen and inflammation as compared to approved drugs for lung fibrosis  Collagen concentration (µg/gr tissue)  Vehicle  BLM  BLM+CM-101 0.5mg/kg  BLM+CM-101 1mg/kg  BLM+CM-101 2.5mg/kg  BLM+lgG  *  *  **  Bleomycin (SC) induced dermal fibrosis    Bleomycin (IT) induced lung fibrosis

 Phase 2 Trial in Diffuse Cutaneous Systemic Sclerosis  Target dcSSc patients at early stage when disease is progressing; Primary endpoint measures holistic disease  Key inclusion/exclusion criteria:  Primary endpoints: Percent of participants meeting Revised CRISS criteria after 48 weeks treatmentSecondary endpoints:Change in Forced Vital Capacity (FVC) % predicted mRSS, Health Assessment Questionnaire Disability Index, Patient and Physician Global Assessment, DLCOExploratory/Biomarker endpoints:Fibrotic biomarkers, measurement of immune cell infiltration by skin biopsy  Early systemic sclerosis diffuse subtype; within 5 years of start of symptoms Modified Rodnan skin score (mRSS) > 15 and <45Evidence of disease activity: skin and lungNo diagnosis of limited subtypeNo SSc-like illness associated with toxic agentsNo end-stage organ involvement’        Territories: US, EU & Israel Number of sites: 100 Trial initiation expected early 2022

   CM-101 Clinical Development Plan and Key Catalysts   SC – Subcutaneous, MoA- Mechanism of Action *NCT04595825  Will be Advancing in Parallel Three Phase II Clinical Programs          Status  2021  2022  2023  Primary Sclerosing Cholangitis   EnrollingTop line data expected in 2H2022        Systemic Sclerosis  Initiation expected in 1Q2022        Liver FibrosisProof of MoA using SC formulation  EnrollingTop line data expected in 1H2022        Phase II: 15 wk treatment*Randomized, placebo-controlled;US, Europe and Israel study sites  Phase II: 48 wk treatmentRandomized, placebo-controlled;US , Europe & Israel study sites  Phase IIa: 16 wk treatmentRandomized, placebo-controlled;Israel study sites

     Investment Summary  Pioneering Innovative Treatment for Fibrosis-Related Diseases with High Unmet Need  IV – Intravenous; SC – SubcutaneousMoA – Mechanism of Action   Chemomab Clinical stage company advancing PhII trials in multiple fibrotic indications with high unmet need Substantial near term value inflection pointsStrong leadership with proven track record  PK & Mode of AdministrationOptimal PK for both SC and IV formulationsComparable exposure levels and target engagement using both formulations  EfficacyFirst anti-fibrotic evidence in patientsSignificant anti-fibrotic effects across multiple in vivo, ex vivo and in vitro models  CM-101First-in-class mAb blocking CCL24Novel and differentiated dual anti-fibrotic and anti-inflammatory MoA SC and IV formulations available; well established manufacturing processStrong IP protection  SafetyFavorable safety and tolerability that support chronic treatment based on toxicology, Phase Ia and Phase Ib clinical trials

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